                                    EXHIBIT 1
                             JOINT FILING AGREEMENT

         We, the signatories of the statement on Schedule 13D filed with respect to the Common Units of Natural Resource Partners, L.P., to which this Agreement is attached, hereby agree this 2nd day of January, 2004, that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) of the Securities Exchange Act of 1934.


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
FRC-WPP NRP INVESTMENT L.P.                                 FIRST RESERVE FUND IX, L.P.

    By:  FRC-WPP GP LLC, its general partner                    By:  First Reserve GP IX, L.P., its
                                                                managing general partner

         By:  /s/ Thomas R. Denison                                 By: First Reserve GP IX, Inc., its
              ----------------------                                general partner
         Name:
         Title:  Manager

                                                                        By: /s/ Thomas R. Denison
                                                                           -------------------------------
                                                                        Name:
                                                                        Title:



FRC-WPP GP LLC                                              FIRST RESERVE GP IX, L.P.

                                                                By:  First Reserve GP IX, Inc., its
         By:  /s/ Thomas R. Denison                             general partner
              ----------------------
         Name:
         Title:  Manager

                                                                    By: /s/ Thomas R. Denison
                                                                        -----------------------------------
                                                                    Name:
                                                                    Title:



FRC-NRP A.V. HOLDINGS, L.P.                                 FIRST RESERVE GP IX, INC.

    By:  First Reserve GP IX, L.P., its
    managing general partner                                By: /s/ Thomas R. Denison
                                                                ------------------------------------
                                                            Name:
         By:  First Reserve GP IX, Inc., its                Title:
         general partner


              By: /s/ Thomas R. Denison
                  ----------------------
              Name:
              Title:


FRC-NRP, INC.

By: /s/ Thomas R. Denison
   ----------------------
Name:
Title:
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